Exhibit 10.1

$26,000,000

META FINANCIAL GROUP, INC.

COMMON STOCK

PAR VALUE $0.01 PER SHARE

SALES AGENCY AGREEMENT

December 17, 2014

Sandler O’Neill & Partners, L.P.
1251 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

Meta Financial Group, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell from time to time through Sandler O’Neill & Partners, L.P., as sales agent (the “Agent” or “you”), shares of the common stock, par value $0.01 per share (“Common Stock”) of the Company, having an aggregate gross sales price of up to $26.0 million (the “Shares”) on the terms set forth in this agreement (this “Agreement”). The Company agrees that whenever it determines to sell the Shares directly to the Agent, as principal or otherwise, other than as set forth in Section 2 hereof, it will enter into a separate agreement, which will include customary terms and conditions consistent with the representations, warranties and provisions in this Agreement and which will be agreed upon by the parties thereto (each, a “Terms Agreement”).

1.                  a)                   The Company represents and warrants as of the date hereof, each Representation Date (as defined in Section 5(n) below), each Applicable Time (as defined in Section 1(a)(iv) below), and each Delivery Date (as defined in Section 2(i) below), and agrees with Agent that:

(i) The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the U.S. Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-188535), including a base prospectus, relating to certain securities, including the Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “1934 Act”). The Company has prepared a prospectus supplement, specifically relating to the Shares (the “Prospectus Supplement”), to the base prospectus included as part of such registration statement. The Company will furnish to the Agent, for use by the Agent, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective and thereafter, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Act, is herein referred to as the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Act is herein referred to as the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission via the Commission’s Electronic Data-Gathering, Analysis and Retrieval system (“EDGAR”).

(ii)  No order preventing or suspending the use of the Prospectus has been issued by the Commission, and the Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Agent Information. There are no contracts or other documents required to be described in the Prospectus or the Prospectus Supplement or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(iii)  At the respective times each of the Registration Statement and any post-effective amendments thereto became or becomes effective and as of the date hereof, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act. The Company meets all conditions and requirements for the use of Form S-3 to register the offer and sale of the Shares and is an “accelerated filer” as such term is used for purposes of Form S-3; the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and when filed and at each Applicable Time and Delivery Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Agent Information. The Prospectus Supplement when filed, if filed by electronic transmission, pursuant to the EDGAR system (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares;

(iv)  As of each Applicable Time, neither (i) any Issuer-Represented General Use Free Writing Prospectuses issued at or prior to such Applicable Time and the Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus issued at or prior to such Applicable Time, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Agent Information. As used in this paragraph and elsewhere in this Agreement:

“Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement or any relevant Terms Agreement.
“Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“Issuer-Represented General Use Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

“Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is not an Issuer Represented General Use Free Writing Prospectus.

(v)  Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Agent as described in Section 5(b), did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Agent Information provided by the Agent expressly for use therein.

(vi)  The documents incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the Prospectus satisfying the requirements of Section 10 under the Act;

(vii)  This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Agent, constitutes a valid, legal, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity or contribution hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has full corporate power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken;

(viii)  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus or as would not have nor be reasonably expected to have a Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus, (A) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in or affecting the business, financial position, stockholders’ equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except the dividend declared on the Company’s Common Stock on November 24, 2014;

(ix)  The Company and its subsidiaries have good and marketable title in fee simple to all real property material to the respective businesses of the Company and its subsidiaries, have good and marketable title to all personal property material to the respective businesses of the Company and its subsidiaries owned by them, in each case free and clear of all liens, encumbrances and defects except: (a) such as are described in each of the General Disclosure Package and the Prospectus, or such as do not materially affect the value of such real property, taken as a whole, or such personal property, taken as a whole, as the case may be, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (b) the pledge of loans and securities and deposits (and other required collateral) in the ordinary course of the business of MetaBank, a federally chartered thrift (the “Bank”); and any real property and buildings held under lease by the Company and its subsidiaries and material to the respective businesses of the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its subsidiaries have valid and marketable rights to lease or otherwise use all items of personal property material to the respective businesses of the Company and its subsidiaries, free and clear of all liens, encumbrances, claims and defects, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(x)  The Company is a registered unitary savings and loan holding company under the Home Owners Loan Act, as amended to date (“HOLA”), and has been duly incorporated and is validly existing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept is recognized) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xi)  Each subsidiary of the Company either has been duly organized and is validly existing as a corporation or limited liability company, or has been duly chartered and is validly existing as a federally chartered thrift institution, in the former case in good standing under the laws of the jurisdiction of its organization, and in both cases with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation (or other entity) for the transaction of business and is in good standing (where such concept is recognized) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing (where such concept is recognized) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the activities of the subsidiaries of the Bank are permitted activities of subsidiaries of a federally chartered thrift under applicable law, and the deposit accounts of the Bank are insured up to the applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”); all of the issued shares of capital stock or other equity securities of each subsidiary of the Company have been duly authorized and validly issued and, to the extent required, are fully paid and nonassessable and are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, or claim; the Company does not own or control, directly or indirectly, any corporation, association or other entity other than as set forth in each of the Registration Statement, the General Disclosure Package, and the Prospectus;

(xii)  The Company has an authorized capitalization as set forth in each of the General Disclosure Package and the Prospectus under the caption “Description of Common Stock” and “Description of Our Common Stock” as of the dates referred to therein and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws and conform to the description of the capital stock contained in each of the General Disclosure Package and the Prospectus under the caption “Description of Common Stock” and “Description of Our Common Stock”; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation.

(xiii)  The Shares to be issued and sold by the Company through the Agent hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in each of the General Disclosure Package and the Prospectus under the caption “Description of Common Stock” and “Description of Our Common Stock”; and the issuance of the Shares is not subject to any preemptive or similar rights;

(xiv)  Except as described in each of the General Disclosure Package and the Prospectus, (A) the Company has not granted or issued to any third party (x) any rights (contractual or otherwise), warrants or options to acquire, (y) any instruments convertible into or exchangeable for, or (z) any agreements or understandings requiring the Company to sell or issue, any shares of capital stock of or other equity interest in the Company, other than in the ordinary course of business, consistent with past practice, under the Company’s equity compensation programs and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act or otherwise register any securities of the Company owned or to be owned by such person;

(xv)  Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (provided that this exception shall not apply to clause (B)(1)(x) below), (A) the execution and delivery by the Company of this Agreement, the issuance and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, the “Agreements and Instruments”), and (B) no such action will (1) result in any violation of (x) the provisions of the certificate of incorporation or charter (as applicable) or by-laws of the Company or any of its subsidiaries or (y) any law, statute or any order, rule or regulation of any federal, state, local or foreign court, arbitrator, regulatory authority or governmental agency or body (each, a “Governmental Entity”) having jurisdiction over the Company or any of its subsidiaries or any of their properties or (2) constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or other encumbrance upon any assets or operations of the Company or any subsidiary thereof pursuant to, any of the Agreements and Instruments; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Entity is required for the execution and delivery by the Company of this Agreement, the issuance and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and except as may be required under the rules and regulations of The Nasdaq Stock Market, Inc. (“Nasdaq Stock Market”), the Financial Industry Regulatory Authority (“FINRA”) and such consents, approvals, authorizations, registrations or qualifications as may be required under foreign and state securities or Blue Sky laws in connection with the issuance and sale of the Shares by the Company through the Agent. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary;

(xvi)  Neither the Company nor any of its subsidiaries is (A) in violation of its certificate of incorporation or charter, as applicable, or by-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments, except with respect to subsection (B) for such default that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(xvii) The statements set forth in the General Disclosure Package under the caption “Description of Common Stock”, “Description of Our Common Stock” and “Description of Preferred Stock” insofar as they purport to constitute a summary of the terms of the capital stock of the Company are accurate and complete summaries thereof.  The statements set forth in the General Disclosure Package under the caption “Certain Regulatory Considerations” and in the Company’s Annual Report on Form 10-K for its most recently completed fiscal year under the caption “Regulation”, “Holding Company Supervision and Regulation” and “Bank Supervision and Regulation” insofar as they purport to describe the provisions of the laws, rules, regulations and documents referred to therein are accurate in all material respects and represent a fair summary of such terms or provisions, as applicable.

(xviii)  The financial statements included or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus, together with the supporting schedules, if any, and notes, present fairly the consolidated financial condition of the Company and its subsidiaries at the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as disclosed therein. The selected financial data set forth in the Prospectus appearing under the caption “Selected Financial Data” fairly present the information therein for the periods then ended on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Prospectus and the Prospectus Supplement.  Pro forma financial statements are not required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the Act, the rules and regulations thereunder or GAAP. To the extent applicable, all disclosures contained in the Prospectus regarding “non-GAAP financial measures” as such term is defined by the rules and regulations of the Commission comply in all material respects with Regulation G of the 1934 Act, the rules and regulations promulgated by the Commission thereunder and Item 10 of Regulation S-K under the Act.

(xix)  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the 1934 Act) that comply with the requirements of the 1934 Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, a system of accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with the management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls;

(xx)  The Company has established and maintains an effective system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act), that (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosures, and (B) are effective to perform the functions for which they were established. As of the date hereof, nothing has come to the attention of the Company and the Company has no reason to believe that the evaluation to be conducted for the effectiveness of the Company’s disclosure controls and procedures for the quarter ended December 31, 2014 could result in a finding that such disclosure controls and procedures are ineffective for the quarter ended December 31, 2014. The Company’s independent registered public accounting firm and the audit committee of the board of directors of the Company have been advised of (1) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxi) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies or management and applicable to the Company or its subsidiaries specifically rather than to banks and bank holding companies generally (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. With respect to those requirements of the Regulatory Agreements that have not yet been satisfied or fully satisfied or that otherwise remain outstanding (the “Outstanding Requirements”), neither the Company nor any subsidiary thereof has received any notice that the OCC (as defined below) or the Federal Reserve Bank (the “FRB”) intends to implement additional regulatory requirements, operational restrictions, enhanced supervision and/or civil money penalties on account of the unsatisfied (or partially unsatisfied) Outstanding Requirements which would be reasonably likely to have a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its subsidiaries, including, but not limited to, any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits;

(xxii)  Except as disclosed in each of the General Disclosure Package and the Prospectus, and except where such non-compliance is not expected to result in a Material Adverse Effect, the Company and its subsidiaries are currently conducting their respective businesses in compliance with all federal, state, local and foreign statutes, laws, rules, regulations, decisions, directives and orders applicable to them (including, without limitation, all regulations and orders of, or agreements with, the FRB, the Office of the Comptroller of the Currency (the “OCC”) and the FDIC), the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the USA Patriot Act), the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and neither the Company nor any of its subsidiaries has received any written, or to the Company’s knowledge oral, communication from any Governmental Entity asserting that the Company or any of its subsidiaries is not currently in compliance with any such statute, law, rule, regulation, decision, directive or order. Except where the failure to do so would not, in the reasonable judgment of the Company, result in a Material Adverse Effect, the Company has entered into written agreements with all program managers, and such program agreements clearly set forth each party's responsibilities, and provide that the Bank has the ultimate responsibility for the reporting and handling of any cardholder funds that constitute unclaimed, abandoned or similar property under applicable law, as well as the review and filing of suspicious activity reports and Office of Foreign Assets Control blocked account reports as may be required by applicable law, as well as primary responsibility for all undertakings required of a financial institution;

(xxiii) Other than as set forth in each of the General Disclosure Package and the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Entity, or to the Company’s knowledge now pending or threatened or contemplated by Governmental Entities or threatened by others, to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject (A) that are required to be disclosed in the Registration Statement by the Act or by the rules and regulations of the Commission thereunder and not disclosed therein or (B) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Registration Statement or to be filed as exhibits thereto by the Act or by the rules and regulations of the Commission thereunder which have not been so described and filed;

(xxiv)  Each of the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company or its subsidiaries, except where the failures so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;  the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failures so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;

(xxv)  The Company and its subsidiaries: (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except for any such matter in clauses (a)-(e) above as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or to the Company’s knowledge contemplated or threatened, against the Company or any of its subsidiaries under any Environmental Laws in which a Governmental Entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a Material Adverse Effect, and (c) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(xxvi)  There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or within the past ten years owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure;

(xxvii)  The statistical and market related data contained in each of the General Disclosure Package, the Prospectus and the Registration Statement are based on or derived from reliable and accurate sources;

(xxviii)  Neither the Company nor, to the knowledge of the Company, any affiliate of the Company nor, to the knowledge of the Company, any person acting on their behalf has (A) taken, nor will the Company take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; (B) paid anyone, other than the Agent, any compensation to offer, sell or solicit offers to buy the Shares to be issued and sold pursuant to this Agreement; or (C) other than in compliance with Section 5(r), during any period beginning one Regulation M Business Day (as defined below) prior to the time when the first sale pursuant to a Placement Notice (as defined below) occurs and continuing through the time such Placement Notice is in effect, (1) (in the case of the Company and any person acting on their behalf only) sold or offered to sell any Shares, other than the Shares issued and sold through the Agent pursuant to this Agreement, (2) bid for, purchased or induced any other persons to bid for or purchase any Shares or (3) engaged in any special selling efforts or selling methods with regard to the Shares, including without limitation, presenting at an investor conference or other similar meeting where potential investors may be present;

(xxix)  The Company is not and, after giving effect to the offering and sale of the Shares, and after receipt of payment for the Shares and the application of such proceeds as described in each of the General Disclosure Package and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”);

(xxx)  To its knowledge, the Company is not a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”);

(xxxi) The Company is not, nor ever has been, an issuer of the type described in Rule 144(i)(1) under the Act;

(xxxii) KPMG, LLP, who has certified the financial statements and supporting schedules of the Company and its subsidiaries, included in the Registration Statement, the General Disclosure Package and the Prospectus, is to the knowledge of the Company an independent registered public accounting firm as required by the Act and the 1934 Act, the rules and regulations of the Commission and the Public Company Accounting Oversight Board thereunder, and, to the knowledge of the Company, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company;

(xxxiii)  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, in any such case that would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in each of the General Disclosure Package and the Prospectus;

(xxxiv)  The Company and its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the business in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which the Company has received notice that any insurance company is denying liability or defending under a reservation of rights clause except for such claims the denial of which, or the defense of which under such a reservation of rights clause, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; since June 10, 2013, neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made to continue such insurance; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus;

(xxxv)  Each of the Company and its subsidiaries (A) has each filed all foreign, federal, state and local tax returns that are required to be filed, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus and (B) has each paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith, in the case of each of clause (A) and (B), except as set forth or contemplated in each of the General Disclosure Package and the Prospectus and except as does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(a)(xviii) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries or any of its other subsidiaries has not been finally determined.

(xxxvi)  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as set forth or contemplated in the Registration Statement or each of the General Disclosure Package and the Prospectus;

(xxxvii)  Except as would not reasonably be expected to have a Material Adverse Effect: each “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or any of its subsidiaries has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations including with ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any “employee benefit plan” established or maintained by the Company or any of its subsidiaries, excluding transactions effected pursuant to a statutory or administrative exemption; no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, any of its subsidiaries or any of their ERISA Affiliates; none of the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code; each “employee benefit plan” established or maintained by the Company or any of its subsidiaries that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter or opinion letter stating that the form of such benefit plan meets the requirements for qualification and, to the Company’s knowledge, nothing has occurred whether by action or failure to act, which would cause the loss of such qualification; to the Company’s knowledge, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any “employee benefit plan” established or maintained by the Company or any of its subsidiaries; none of the following events has occurred: (x) a material increase in the aggregate amount of contributions required to be made to all “employee benefit plans” subject to Title IV of ERISA by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year; and for purposes of the foregoing, “ERISA Affiliate” means, with respect to the Company or any subsidiary, any member of any group of organizations described in Section 414(b) and (c) of the Code of which the Company or such subsidiary is a member;

(xxxviii)  The Company and its subsidiaries own, or have valid, binding enforceable and sufficient licenses or other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in each of the General Disclosure Package and the Prospectus or otherwise necessary or used in connection with the commercialization of the existing products of the Company and its subsidiaries and the products described in each of the General Disclosure Package and the Prospectus as being under development (collectively, the “Company Intellectual Property”), except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; except as would not reasonably be expected to have a Material Adverse Effect: (i) the Company Intellectual Property is valid, subsisting and enforceable, and none of the patents owned or, to the knowledge of the Company, licensed by the Company or any of its subsidiaries is unenforceable or invalid, and none of the patent applications owned or, to the knowledge of the Company, licensed by the Company or any of its subsidiaries would be unenforceable or invalid if issued as patents; (ii) the Company and its subsidiaries have complied with the duty of candor and disclosure of the U.S. Patent and Trademark Office and any similar foreign intellectual property office (collectively, the “Patent Offices”); (iii) neither the Company nor its subsidiaries have infringed or otherwise violated any intellectual property rights of any third person or have breached any contract in connection with which any Company Intellectual Property is provided to the Company and its subsidiaries; (iv) neither the Company nor any of its subsidiaries is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company Intellectual Property other than any thereof as is required to be paid, granted or provided in the ordinary course of business or as disclosed in each of the General Disclosure Package and the Prospectus; no person has asserted or, to the Company’s knowledge, threatened to assert any claim against, or in writing notified, the Company (or any of its subsidiaries) that (A) the Company or any of its subsidiaries has infringed or otherwise violated any intellectual property rights of any third person, (B) the Company or any of its subsidiaries is in breach or default of any contract under which any Company Intellectual Property is provided, (C) such person will terminate a contract described in clause (B) or adversely alter the scope of the rights provided thereunder or (D) otherwise concerns the ownership, enforceability, validity, scope, registerability, interference, use or the right to use any Company Intellectual Property (other than a patent office review of pending applications in the ordinary course); to the knowledge of the Company no third party is infringing or otherwise violating any of the Company Intellectual Property owned by the Company or any of its subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect;

(xxxix)  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment with the purpose of influencing a government employee or governmental decision making;

(xl)  To the knowledge of the Company, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries made any payment of funds to the Company or any of its subsidiaries or received or retained funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in each of the General Disclosure Package and the Prospectus, that is not described in each of the General Disclosure Package and the Prospectus as required;

(xli)  The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is, to the Company’s knowledge, pending or threatened;

(xlii)  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Act to be described in each of the General Disclosure Package and the Prospectus or by the rules and regulations of the Commission thereunder and that is not so described;

(xliii)  Except as described in each of the General Disclosure Package and the Prospectus, there are no material “off-balance sheet arrangements”, as such term is defined in Regulation S-K under the Act, that may reasonably be expected to have a material adverse effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses;

(xliv)  The Company and, to the knowledge of the Company, each of the Company’s directors and officers, in their capacities as such, is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, including Section 402 related to loans and Sections 302 and 906 related to certifications; and the Company is in compliance with the applicable rules and regulations of the Nasdaq Stock Market in all material respects;

(xlv)  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(xlvi)  The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the General Disclosure Package and the Prospectus will not violate Regulation T, U or X of the FRB or any other regulation of the FRB;

(xlvii)  The information contained in the Registration Statement, the Prospectus and any Issuer‑Represented Free Writing Prospectus that constitutes “forward-looking” information within the meaning of Section 27A of the Act and Section 21E of the 1934 Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief or estimate of the matters described therein;

(xlviii)  Any certificate signed by any officer of the Company and delivered to the Agent or counsel for the Agent in connection with the sale of the Shares contemplated hereby shall be deemed a representation and warranty by the Company to the Agent and shall be deemed to be a part of this Section 1 and incorporated herein by this reference;

(xlix)  Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Act or the rules and regulations promulgated thereunder with the offer and sale of the Shares pursuant to the Registration Statement; and except as disclosed in the Prospectus and the General Disclosure Package, the Company has not sold or issued any security during the six-month period preceding the date of the Prospectus Supplement, including but not limited to any sales pursuant to Rule 144A or Regulations D or S under the Act, other than pursuant to employee benefit plans, qualified stock option or stock purchase plans or employee compensation plans, pursuant to outstanding options, rights or warrants as described in the Prospectus and the General Disclosure Package or under the Company’s dividend reinvestment plan or employee stock purchase plan;

(l)  To the extent required, the Shares have been approved for listing on The Nasdaq Global Select Market;

(li)  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(lii)  The conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied, and the Company is not an “ineligible issuer” (as defined in Rule 405);

(liii)  The Company has paid the registration fee for the offering of the Shares pursuant to Rule 456(a) under the Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein);

(liv)  With respect to stock options granted to employees, consultants and directors of the Company and its subsidiaries (the “Stock Options”) pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, (ii) each such grant was made in all material respects in accordance with the terms of the applicable Company Stock Plans, the 1934 Act and all other applicable laws and regulatory rules or requirements, including the rules of The Nasdaq Global Select Market and any other exchange on which Company securities are traded, and (iii) the Stock Options have been properly accounted for in accordance with GAAP in the financial statements of the Company and, to the extent required by applicable laws, disclosed in the Company’s filings with the Commission in accordance with the 1934 Act and all other applicable laws;

(lv)  The Company has not distributed and, prior to the later to occur of (i) the Applicable Time and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the Act and the rules and regulations promulgated by the Commission thereunder) in connection with the offering and sale of the Shares other than the Registration Statement, the General Disclosure Package, and the Prospectus or other materials, if any, permitted by the Act or by the rules and regulations promulgated by the Commission thereunder and approved by the Agent;

(lvi)  Neither the Company nor any of its subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1);

(lvii)  Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance with prudent business practice and applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of its subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder;

(lviii)  The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Shares;

(lix)  As of the close of trading on the Nasdaq Stock Market on the Trading Day immediately prior to the date of this Agreement, the aggregate market value of the outstanding voting stock of the Company held by persons other than affiliates (as defined in Rule 405 of the Act) of the Company was in excess of $75 million;

(lx)  The Bank is the only “significant subsidiary” of the Company, as such term is defined in Regulation S-X promulgated pursuant to the Act;

(lxi) The Company is authorized to issue ten million (10,000,000) shares of Common Stock, and as of the date hereof there are 6,193,879 shares of Common Stock issued and outstanding, of which 522,588 shares are held by affiliates, as that term is defined in the 1934 Act, of the Company; and

(lxii) As of the date hereof the Company has sold securities registered under the Act on the Registration Statement with an aggregate value of approximately $13.9 million, and in any event not exceeding $14.0 million, all of which were for shares of Common Stock.

(b)                the Bank represents and warrants as of the date hereof, each Representation Date, each Applicable Time referred to herein and each Delivery Date, and agrees with the Agent that:

(i)  the Bank has been duly chartered and is validly existing as a federally chartered thrift under federal law, with the institutional banking power and authority to own, lease and operate its properties and to conduct its business as described in each of the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; the Bank is duly qualified as a foreign entity to transact business and is in good standing (where such concept is recognized) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect;

(ii)  Neither the Bank nor any of its subsidiaries is in violation of its charter, bylaws or other governing documents, or is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of the property or assets of the Bank is subject except for such defaults that would not reasonably be expected to result in a Material Adverse Effect;

(iii)  Each subsidiary of the Bank has been duly incorporated and is validly existing as a corporation, limited liability company, trust company, or statutory business trust in good standing (where such concept is recognized) under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each subsidiary of the Bank is duly qualified as a foreign corporation to transact business and is in good standing (where such concept is recognized) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify, or be in good standing, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each subsidiary of the Bank has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank directly; the Bank owns, directly or through subsidiaries, the issued and outstanding capital stock or other equity interest of each subsidiary purported to be owned by it free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; the Bank does not own or control, directly or indirectly, any corporation, association or other entity other than First Services Financial Limited; none of the outstanding shares of capital stock or other equity interest of any subsidiary of the Bank was issued in violation of the preemptive or similar rights of any security holder or equity holder of such subsidiary; and the activities of the subsidiaries of the Bank are permitted to subsidiaries of a federally chartered thrift;

(iv)  This Agreement has been duly authorized, executed and delivered by the Bank and, when duly executed by the Agent, will constitute the valid and binding agreement of the Bank enforceable against the Bank in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles and except as any indemnification or contribution provisions thereof may be limited under applicable securities and bank regulatory laws; and

(v)  The execution, delivery and performance of this Agreement by the Bank and the compliance by the Bank with all of the provisions of this Agreement and the consummation by the Bank of the transactions herein contemplated will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in a Repayment Event under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which the Bank or any of its subsidiaries is bound or to which any of the property or assets of the Bank or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the articles of incorporation, bylaws or other governing documents of the Bank or its subsidiaries or any statute or any order, rule or regulation of any Governmental Entity having jurisdiction over the Bank or its subsidiaries or any of their respective properties, except for those conflicts, breaches, violations, defaults or Repayment Events that would not result in a Material Adverse Effect.

2.                   b)                  On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, upon the Agent’s acceptance of the terms of a Placement Notice (as defined in Section 2(b) below) or such other instructions provided by the Company to the Agent pursuant to Section 2(b) or upon receipt by the Agent of an Acceptance (as defined below), as the case may be, and unless the sale of the Placement Shares as described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees, subject to the limitations and provisions in this Section 2 or as may otherwise be agreed to between the parties from time to time, to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell as sales agent for the Company, the Shares. Sales of the Shares, if any, through the Agent acting as sales agent will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b)                The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any day that is a trading day for the Nasdaq Stock Market (other than a day on which the Nasdaq Stock Market is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”), and the Company has instructed the Agent to make such sales. When the Company wishes to issue and sell the Shares hereunder, it will notify the Agent at least one “business day,” as defined in Rule 100 of Regulation M ( a “Regulation M  Business Day”), prior to the Trading Day on which sales are desired to commence by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares desired to be issued (the “Placement Shares”), a form of which containing such minimum sales parameters necessary is attached hereto as Annex I (a “Placement Notice”). The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule I (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule I, as such Schedule I may be amended from time to time. On any Trading Day that the Company wishes to issue and sell the Shares hereunder (each, a “Placement”), the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent), or such other method mutually agreed to in writing by the parties, as to the maximum number of Shares to be sold by the Agent on such day (in any event not in excess of the number available for sale under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold.

(c)  If the Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Agent will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to the Agent, issue to the Company a notice by e-mail (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and Agent set forth on Schedule I) setting forth the terms that the Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Agent until the Company delivers to the Agent an acceptance by e-mail (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which e-mail shall be addressed to all of the individuals from the Company and the Agent set forth on Schedule I. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Agent’s acceptance of the terms of the Placement Notice or upon receipt by the Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Shares has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of this paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 9 or (v) either party shall have suspended the sale of the Placement Shares in accordance with the terms of this Agreement. It is expressly acknowledged and agreed that neither the Company nor the Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Agent and either (i) the Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

(d)                Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the aggregate number of shares or gross sale price of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors (the “Board”) or a duly authorized committee or subcommittee designated by the Board (the “Designated Subcommittee”), and notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail to those individuals specified on Schedule I), suspend or terminate the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(e)                Under no circumstances shall the aggregate gross sale price or number of Shares sold pursuant to this Agreement exceed the aggregate gross sale price or number of shares, as the case may be, of Common Stock (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement by the Board or the Designated Subcommittee and notified to the Agent in writing. In addition, under no circumstances shall any Shares be sold at a price lower than the minimum price therefor authorized from time to time by the Board or the Designated Subcommittee and notified to the Agent in writing. Notwithstanding anything to the contrary contained herein (other than the following sentence), the parties hereto agree that compliance with the limitations set forth in this Section 2(e) regarding the aggregate offering price of the Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and the Agent shall have no obligation in connection with such compliance. The Agent covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement.

(f)                 Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instructions provided by the Company to the Agent pursuant to Section 2(b), the Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Act, including without limitation sales made directly on the Nasdaq Stock Market, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instruction provided by the Company to the Agent pursuant to Section 2(b), the Agent may also sell Placement Shares by any other method permitted by law, including but not limited to privately negotiated transactions subject to the prior approval of the Company. Notwithstanding anything to the contrary herein and for a period of time beginning one Regulation M Business Day prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect, the Agent agrees that in no event will it or any of its affiliates engage in any market making, stabilization or other market or trading activity with regard to the Shares if such activity would be prohibited under Regulation M or other anti‑manipulation rules under the Act or the 1934 Act.

(g)                The compensation payable to the Agent for sales of Shares shall be equal to two percent (2%) of the gross sales price of the Shares; provided, however, that such rate of compensation shall not apply when the Agent acts pursuant to a Terms Agreement; provided further, that in no event shall the compensation payable to the Agent exceed 8.0% of the gross sales price of the Shares. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any federal, state, local or other governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required.

(h)                The Agent shall provide written confirmation (which may be by e-mail) to the Company following the close of trading on the Nasdaq Stock Market each day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent under this Agreement with respect to such sales.

(i)                  Settlement for sales of Shares will occur on the third business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Delivery Date”). On each Delivery Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company or its transfer agent (if applicable) shall default on its obligation to deliver Shares on any Delivery Date, the Company shall (A) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(j)                 The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through the Agent, from the period beginning one Regulation M Business Day prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect; provided, however, that the foregoing limitation shall not apply to (i) exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or any other security of the Company or (ii) sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(k)                The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.

(l)                  The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling Shares, (ii) the Agent may not solicit any offers to buy the Shares, (iii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Shares as required under this Section 2, subject to the limitations and provisions in this Section 2 or as may otherwise be agreed to between the parties from time to time and (iv) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Agent and the Company in a Terms Agreement.

(m)               At each Applicable Time, each Delivery Date and each Representation Date, the Company and the Bank shall be deemed to have affirmed each representation, warranty, covenant and other agreement made by the Company and the Bank, respectively, contained in this Agreement.

3.                  Alternative Arrangements.

(a)                 If the Company wishes to issue and sell the Shares other than as set forth in Section 2 of this Agreement (an “Alternative Placement”), it will notify the Agent of the proposed terms of such Alternative Placement. If the Agent, acting as principal or agent, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company wishes to accept amended terms, the Agent and the Company will enter into a Terms Agreement, setting forth the terms of such Alternative Placement.

(b)                The terms set forth in a Terms Agreement will not be binding on the Company or the Agent unless and until the Company and the Agent have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

4.                   (a)            Notwithstanding any other provision of this Agreement, (i) the Company shall not offer or sell, or request the offer or sale of, any Shares, (ii) the Company, by notice to the Agent given by telephone (confirmed promptly by e‑mail), shall cancel any instructions for the offer or sale of Shares, and (iii) the Agent shall not be obligated to offer or sell any Shares, (x) unless otherwise agreed to in writing by the parties hereto (which agreement may be contained in a Placement Notice or in such other instructions provided by the Company to the Agent pursuant to Section 2(b)), during any period in which the Company’s insider trading policy, as it exists on the date of this Agreement, would prohibit the purchases or sales of the Company’s Common Stock by its officers or directors, (y) at any time or during any period that the Company is in possession of material non-public information or (z) except as provided in Section 4(b) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is twenty-four (24) hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement. For purposes of this Section 4(a) and Section 4(b) below, references to “twenty-four (24) hours” shall exclude any hours in a day that is not a business day.

(b)                If the Company wishes to offer or sell Shares on any date during the period from and including an Announcement Date through and including the time that is twenty‑four (24) hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agent (with a copy to counsel to the Agent) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections or similar forward-looking data) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agent, and obtain the consent of the Agent to the filing thereof (such consent not to be unreasonably withheld or delayed), (ii) provide the Agent with the officers’ certificate and accountants’ letter called for by Sections 5(n) and (p), respectively, and (iii) file such Earnings 8-K with the Commission. If the Company fully satisfies the requirements of clauses (i) through (iii) of this Section 4(b), then the provisions of clause (ii) of Section 4(a) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is twenty-four (24) hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is twenty-four (24) hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate or accountants’ letter pursuant to this Section 4(b) shall not relieve the Company from any of its obligations under this Agreement with respect to any such Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and related letters as provided in Section 7 hereof, (B) this Section 4(b) shall in no way affect the provisions of clause (x) of Section 4(a), which shall have independent application and (C) the provisions of this Section 4(b) shall in no way affect the Company’s ability to file, subject to compliance with other applicable provisions of this Agreement, Current Reports on Form 8-K relating to earnings or other matters.

5.                   The Company agrees with the Agent:

(a)                To prepare the Prospectus Supplement in a form approved by the Agent and to file such Prospectus Supplement pursuant to Rule 424(b) under the Act on or prior to the date that is one business day following the date hereof unless otherwise agreed to by the Agent. To make no further amendment or any supplement to the Registration Statement or Prospectus (other than through any documents incorporated therein by reference) which shall be reasonably disapproved by the Agent promptly after reasonable notice thereof; to advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and during the Prospectus Delivery Period (defined as such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Agent a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Act) in connection with sales of the Shares) to furnish the Agent with copies thereof; to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its commercially reasonable efforts to obtain the withdrawal of such order;

(b)                The Company will, during any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (including, without limitation, pursuant to Rule 173(d) of the Act), if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the Act or the 1934 Act, notify the Agent and, upon its request and unless the Company shall have otherwise suspended selling the Shares, file such document and prepare and furnish without charge to the Agent as many copies as the Agent may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance. Upon such notification, the Agent will cease selling the Shares on the Company’s behalf pursuant to this Agreement and suspend the use of the Prospectus until such amendment or supplement is filed; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(c)                 The Company represents and agrees that, unless it obtains the prior written consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d)                Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e)                During the period in which a prospectus is required to be delivered under the Act or the 1934 Act in connection with any sale of Shares (including, without limitation, pursuant to Rule 173(d) of the Act), to furnish the Agent with copies of the Prospectus or a supplement to the Prospectus in New York City in such quantities as the Agent may from time to time reasonably request;

(f)                 To make generally available to its securityholders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

(g)                To furnish to its stockholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(h)                Until the earlier of the Shares ceasing to be outstanding or the fifth year anniversary of the latest effective date of the Registration Statement, to furnish to the Agent copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided the Company will be deemed to have furnished such reports and financial statements to the Agent to the extent they are filed on the Commission’s EDGAR system.

(i)                  To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”;

(j)                  To use its reasonable best efforts to list for quotation the Shares on The Nasdaq Global Select Market;

(k)                To file with the Commission such information on Form 10-K or Form 10‑Q as may be required by Rule 463 under the Act; and

(l)                  To comply, and to use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

(m)               The Company will reasonably cooperate on a timely basis with any reasonable due diligence request from, or review conducted by, the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices and/or by telephone, as the Agent or its counsel may reasonably request (each such process, a “Due Diligence Process”).

(n)  Upon commencement of the offering of Shares under this Agreement, promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the 1934 Act or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) date on which the Company shall file (x) an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or (y) an amendment to any such document (each such date, a “Company Periodic Report Date”), and (iii) reasonable request by the Agent; provided, that such request follows a Due Diligence Process (each date of any such request, a “Supplemental Request Date”) (each of the date of the commencement of the offering of Shares under this Agreement and each Registration Statement Amendment Date, Company Periodic Report Date and Supplemental Request Date is hereinafter referred to as a “Representation Date”), the Company will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) a certificate dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 7(j) of this Agreement which was last furnished to the Agent are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 7(j), but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(o)                Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent), unless the Agent otherwise agrees in writing, the written opinion and letter of counsel to the Company, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q or amendment thereto, as the case may be), in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 7(c) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing any such opinion and letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time. Solely for the purposes of this paragraph, the term “Representation Date” shall not include the date of filing of any Earnings 8-K or any amendment thereto.

(p)  Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will cause KPMG, LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent (with a copy to counsel to the Agent), unless the Agent otherwise agrees in writing, a letter, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or any amendment thereto, as the case may be), in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 7(e) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(q)                The Company will not, and will cause its subsidiaries not to, and use reasonable efforts to cause its affiliates and any person acting on their behalf not to, directly or indirectly, (i) take any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than the Agent.

(r)                 During the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder, (i) the Company shall provide the Agent notice no less than one Regulation M Business Day before it or any of its subsidiaries or any person acting on their behalf, directly or indirectly, offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that no such restriction shall apply in connection with (1) the issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus or (2) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, provided the implementation of such is disclosed to the Agent in advance; (ii) the Company shall not, and shall cause any affiliated purchasers (as defined in Rule 100 of Regulation M) of the Company to not, bid for, purchase or induce any other persons to bid for or purchase Shares; and (iii) the Company shall provide the Agent notice no less than one Regulation M Business Day before it or any of its subsidiaries or affiliates or any person acting on their behalf engages in any special selling efforts or selling methods with regard to Shares, including but not limited to presenting at any investor conference or other similar meeting where potential investors may be present.

(s)  During the period beginning on the date hereof and ending on the later of the fifth anniversary of the Applicable Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Section 8 of this Agreement, neither the Company nor the Bank shall, without the prior written consent of the Agent, take or permit to be taken any action that could result in the Bank’s common stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance; provided, however, that this covenant shall be null and void if any federal or state banking agency having jurisdiction over the Bank, by regulation, policy statement or interpretive release or by written order or written advice addressed to the Bank and specifically addressing the provisions of Section 8 hereof, permits indemnification of the Agent by the Bank as contemplated by such provisions; and

(t)                 Until completion of the distribution of the Shares, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

6.                   The Company covenants and agrees with the Agent that the Company will pay or cause to be paid the following: (i) the reasonable out-of-pocket expenses incurred by the Agent in connection with the transactions contemplated hereby (regardless of whether the sale of the Shares is consummated), including, without limitation, disbursements, fees and expenses of the Agent’s counsel, reasonably incurred, and travel expenses; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agent; (iii) the cost of printing or producing this Agreement, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5 (d) hereof, including the fees and disbursements of counsel for the Agent reasonably incurred in connection with such qualification and in connection with any Blue Sky memorandum (v) all fees and expenses in connection with listing the Shares on The Nasdaq Global Select Market; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other out-of-pocket costs and expenses reasonably incurred incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

7.                   The obligations of the Agent hereunder to act as Agent for the sale of the Shares as contemplated by this Agreement shall be subject, in the sole discretion of the Agent, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, and as of each Representation Date, Applicable Time and Delivery Date, to the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer-Represented Limited-Use Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer-Represented Limited-Use Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission, any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus (including, without limitation, in any document incorporated by reference therein) or otherwise shall have been complied with, and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(b)                The Agent shall have received satisfactory evidence of the good standing (where such concept is recognized) of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing (where such concept is recognized) as foreign entities in such other jurisdictions as the Agent may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions;

(c)                Katten Muchin Rosenman LLP, counsel for the Company, shall have furnished to you such written opinion or opinions on each date specified in Section 5(o), as the case may be, in form and substance reasonably satisfactory to counsel for the Agent, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)                Manatt, Phelps & Phillips, LLP, counsel for the Agent, shall have furnished to you their written opinions in such form as you may reasonably request, on each date specified in Section 5(o);

(e)                On each date specified in Section 5(p), KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance as previously provided to counsel to the Agent;

(f)                 (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package or Prospectus, and (ii) since the respective dates as of which information is given in each of the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change not set forth or contemplated in the General Disclosure Package or Prospectus, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Agent so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in each of the General Disclosure Package and the Prospectus;

(g)                On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on The Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on The Nasdaq Global Select Market; (iii) a general moratorium on commercial banking activities declared by either federal or state authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Agent makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

(h)               To the extent required, the Shares to be sold shall have been duly listed for quotation on The Nasdaq Global Select Market;

(i)                  If within the Prospectus Delivery Period, the Company shall have complied with the provisions of Section 5(a) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement;

(j)                  The Company and the Bank shall have furnished or caused to be furnished to you on each Representation Date specified in Section 5(n) certificates of officers of the Company and the Bank satisfactory to you as to the accuracy of the representations and warranties of the Company and the Bank herein at and as of such Representation Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Representation Date, and as to the matters set forth in subsections (a), (f) and (m) of this Section 7;

(k)                Upon commencement of the offering of Shares under this Agreement and on such other dates as reasonably requested by Agent, the Company will furnish or cause to be furnished promptly to the Agent a Placement Notice or such other instructions provided pursuant to Section 2(b) as requested by the Agent;

(l)                  The Company and the Agent hereby agree that the date of commencement of sales under this Agreement shall be the date the Company and the Agent mutually agree (which may be later than the date of this Agreement); and

(m)               Each of the Company’s subsidiaries either is validly existing as a corporation, limited liability company or a federally chartered thrift, in each case, in good standing (where such concept is recognized) under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each of the Company’s subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing (where such concept is recognized) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; the activities of the subsidiaries of the Bank are activities permitted to subsidiaries of a federally chartered thrift under applicable law and the rules and regulations of the OCC and FRB; the deposit accounts of the Bank are insured up to the applicable limits by the FDIC; all of the issued and outstanding capital stock or other equity interest of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock or other equity interest of each subsidiary were issued in violation of the preemptive or other similar rights of any security holder of such security; and the Company and the Bank have all necessary consents and approvals under applicable federal and state laws and regulations relating to banks and bank holding companies to own their respective assets and carry on their respective businesses as currently conducted, except for those consents and approvals that would not have a Material Adverse Effect.

8.                   (a)                  The Company and the Bank, jointly and severally, shall indemnify and hold harmless the Agent, its affiliates, its directors and officers and each person, if any who controls the Agent within the meaning of Section 15 of the Act or Section 20 of the 1934Act, against any losses, claims, damages or liabilities, joint or several, to which the Agent or any such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent and each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein (provided that the Company and the Agent hereby acknowledge and agree that the only information that the Agent has furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, are (i) the statements set forth in the final sentence of the first paragraph and the final sentence of the seventh paragraph, in each case under the “Plan of Distribution” in the Prospectus Supplement and (ii) such other statements as the Agent may, by notice given to the Company in writing after the date of this Agreement, have been furnished to the Company by the Agent specifically for inclusion in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer-Represented Limited-Use Free Writing Prospectus or any amendment or supplement thereto (collectively, the “Agent Information”).  Notwithstanding the foregoing, the indemnification provided for in this paragraph (a) shall not require the Bank to so indemnify the Agent or any other indemnified party to the extent that such indemnification by the Bank is determined by a written legal opinion or other formal written interpretation by the staff of the FRB, and not subsequently overturned in a final judgment by a court of competent jurisdiction, to be prohibited under HOLA.

(b)                The Agent shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company or its subsidiaries may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein, provided that the Company and the Agent hereby acknowledge and agree that the only information that the Agent has furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, is the Agent Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that such omission shall materially and adversely prejudice the indemnifying party.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares distributed to the public were offered to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                The obligations of the Company and the Bank under this Section 8 shall be in addition to any liability which the Company and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the Act) the Agent, or any of the respective partners, directors, officers and employees of the Agent or any such controlling person; and the obligations of the Agent under this Section 8 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each officer of the Company who signs the Registration Statement and to each person, if any, who controls the Company or the Bank, as the case may be, within the meaning of the Act.

9.                   Termination.

(a)                The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (ii) the representations and warranties in Section 1 and the provisions of Sections 6, 8, 12, 13, 14, 15 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)                The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the representations and warranties in Section 1 and the provisions of Sections 6, 8, 12, 13, 14, 15 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)                This Agreement shall remain in full force and effect unless terminated pursuant to Section 9(a) or (b) above or otherwise by mutual agreement of the parties; provided, that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that the representations and warranties in Section 1 and the provisions of Sections 6, 8, 12, 13, 14, 15 and 16 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)                Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 2(i) hereof.

10.                 The respective indemnities, agreements, representations, warranties and other statements of the Company, the Bank and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11.                Reserved.

12.                The Company acknowledges and agrees that:

(a)                 in connection with the sale of the Shares, the Agent has been retained solely to act as sales agent, and no fiduciary, advisory or other agency relationship between the Company and the Agent has been created in respect of any of the transactions contemplated by this Agreement;

(b)                it has been advised that the Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(c)                it waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13.                All statements, requests, notices and agreements hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex or facsimile transmission to you at 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel with a copy (for informational purposes only) to Manatt, Phelps & Phillips, LLP, One Embarcadero Center, San Francisco, California 94111, Attention: Craig D. Miller, Esq.; and if to the Company or to the Bank shall be delivered or sent by mail to Meta Financial Group, 5501 South Broadband Lane, Sioux Falls, South Dakota 57108, Attention: J. Tyler Haahr, Chairman of the Board and Chief Executive Officer, with a copy (for informational purposes only) to Katten Muchin Rosenman LLP 2900 K Street NW, Suite 200, Washington, D.C.  20007, Attention: Jeffrey M. Werthan, Esq.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.                This Agreement shall be binding upon, and inure solely to the benefit of, the Agent, the Company, the Bank and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and of the Bank and each person who controls the Company, the Bank or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares shall be deemed a successor or assign by reason merely of such purchase.

15.                Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C., is open for business.

16.                This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.                This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Agent, the Company and the Bank.

Very truly yours,

META FINANCIAL GROUP, INC.

By:	/s/ J. Tyler Haahr

Name:	J. Tyler Haahr

Title:	Chairman of the Board and Chief Executive Officer

METABANK

By:	/s/ J. Tyler Haahr

Name:	J. Tyler Haahr

Title:	Chairman of the Board and Chief Executive Officer

Accepted as of the date hereof:

SANDLER O’NEILL & PARTNERS, L.P.

By:	Sandler O’Neill & Partners Corp., the sole general partner

By:	/s/ Robert A. Kleinert

Name:	Robert A. Kleinert

Title:	Authorized Signatory

SCHEDULE I

Placement Notice Information

Company Representatives

J. Tyler Haahr
Ira Frericks
Glen Herrick
Sonja Theisen
Scott Van Horssen

Agent Representatives

Attention Syndicate Desk

SCHEDULE II

Issuer-Represented General Use Free Writing Prospectus

None.

ANNEX I

Form of Initial Placement Notice

December [●], 2014

From:	Meta Financial Group, Inc.
Attention: J. Tyler Haahr
Chairman of the Board and Chief Executive Officer
5501 South Broadband Lane
Sioux Falls, South Dakota 57108

To:	Sandler O’Neill & Partners, L.P.
Attention: Syndicate Desk
1251 Avenue of the Americas, 6th Floor
New York, New York 10020

Subject: Initial Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agency Agreement between Meta Financial Group, Inc. (the “Company”), MetaBank, a federally chartered savings bank and a subsidiary of the Company (the “Bank”), and Sandler O’Neill & Partners, L.P. (the “Agent”), dated December 17, 2014 (the “Agreement”), I, J. Tyler Haahr, Chairman of the Board and Chief Executive Officer of the Company, hereby request on behalf of the Company that the Agent sell shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) having an aggregate gross sales price of up to $____ million in accordance with the following instructions, if any:

First date on which Shares may be sold:                  December __, 2014

Last date on which Shares may be sold:

Dates on which Shares may not be sold:

Maximum number of Shares to be sold per Trading Day:

Capitalized terms defined in the Agreement shall have the same meanings when used herein.

ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE MANNER IN WHICH SALES ARE TO BE MADE BY THE AGENT.

[Insert name and title]